EXHIBIT 10.1

Usurf America Announces Shareholder Conference Call and Webcast

                        Call to Discuss Q1 2005 Results

      DENVER, June 6 /PRNewswire-FirstCall/ -- Usurf America, Inc. (OTC Bulletin
Board: USURE), a leading provider of voice, video and high-speed broadband communications services, announced today that it will be hosting a special conference call on Tuesday, June 7, 2005, at 4 p.m. EDT to discuss Q1 2005 earnings. At the conclusion, Usurf management will take live questions and questions submitted via the web.

     When:                     Tuesday, June 7, 2005
     Time:                     4:00 p.m. EDT
     Call-in number:           1-800-218-0713 or 303-262-2191
     Call access reference:    Dave Weisman or Usurf America Q1 2005
                               Conference Call
     Webcast address:          www.usurf.com
     Webcast event ID:         29234

      Requirements for listening to the webcast are the Windows Media Player or Real Player software. For a systems check prior to the call, please go to www.events.acttel.com/systemcheck. If you experience problems listening to the webcast, please send an email to webadmin@acttel.com or call 1-877-900-9263 and press option two.

If you are unable to participate at the scheduled time, the webcast will be archived on Usurf's website at www.usurf.com, and the call will be replayed at 1-800-405-2236 or 303-590-3000 (pass code is 11032000).

      About Usurf America, Inc.

      Based in Broomfield, Colo., Usurf America is implementing specific strategies designed to leverage the Company's IP-based software technology enabling fully ubiquitous voice, video and data product deployments in targeted geographic regions of the United States. For more information about Usurf America, please visit the Company's website at www.usurf.com.

      SAFE HARBOR STATEMENT: Some information in this release is forward looking. These forward-looking statements may be affected by the risks and uncertainties in Usurf America and its subsidiaries and divisions. This information is qualified in its entirety by cautionary statements and risk factors disclosure contained in certain of Usurf America's Securities and Exchange Commission filings. Usurf America wishes to caution readers that certain important factors may have affected and could in the future affect its actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of Usurf America. There are many factors that will determine whether Usurf America will be successful in its endeavors, including, without limitation, access to adequate capital and consumer acceptance of its telecommunications service offerings. Usurf America undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

     Contact:  Jim Mills, J.F. Mills/Worldwide for Usurf America, Inc.
               (303) 639-6186      jfmills@jfmillsworldwide.com
               Craig Cook, of Usurf America, Inc.
               (303) 285-5348      investorrelations@usurf.com